EXHIBIT 23.1

               Consent of Independent Certified Public Accountants

                       [Letterhead of DaxzkalBolton LLP]

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT
               --------------------------------------------------

We consent to the use in this Registration Statement on Form S-8 of our report dated February 26, 2001, related to the financial statements of Investco, Inc. f/k/a Intraco Systems, Inc., and to the reference to our firm under the caption "experts" in the Prospectus.




                                                     /s/DaszkalBolton LLP


Boca Raton, Florida
February 13, 2002